EXHIBIT 10.133
TIMCO AVIATION SERVICES, INC.,
f/k/a AVIATION SALES COMPANY,
Issuer,
THE SUBSIDIARY GUARANTORS NAMED HEREIN
and
HSBC BANK USA, NATIONAL ASSOCIATION
(as successor to HSBC Bank USA)
Trustee
SUPPLEMENTAL INDENTURE
Dated as of October 12, 2005
8.00% SENIOR SUBORDINATED CONVERTIBLE PIK NOTES DUE 2006
Supplementing the Indenture dated as of February 28, 2002 among TIMCO AVIATION SERVICES, INC., f/k/a AVIATION SALES COMPANY, and AVIATION SALES DISTRIBUTION SERVICES COMPANY, AVIATION SALES LEASING COMPANY, TMAS/ASI, INC., AVS/M-1, INC., AVS/M-2, INC., AVS/M-3, INC., AVIATION SALES PROPERTY MANAGEMENT CORP., TIMCO ENGINE CENTER, INC., WHITEHALL CORPORATION, TRIAD INTERNATIONAL MAINTENANCE CORPORATION, AVS/CAI, INC., AIRCRAFT INTERIOR DESIGN, INC., HYDROSCIENCE, INC., TIMCO ENGINEERED SYSTEMS, INC., AVSRE, L.P., and BRICE MANUFACTURING COMPANY, INC. as Guarantors, and HSBC Bank USA, National Association (as successor to HSBC Bank USA) as Trustee, as such Indenture was supplemented before the date hereof.

     THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 12, 2005, among TIMCO Aviation Services, Inc., f/k/a Aviation Sales Company, a Delaware corporation (the “Company”), Aviation Sales Distribution Services Company, Aviation Sales Leasing Company, TMAS/ASI, Inc., AVS/M-1, Inc., AVS/M-2, Inc., AVS/M-3, Inc., Aviation Sales Property Management Corp., Timco Engine Center, Inc., Whitehall Corporation, Triad International Maintenance Corporation, AVS/CAI, Inc., Aircraft Interior Design, Inc., Hydroscience, Inc., Timco Engineered Systems, Inc., AVSRE, L.P., and Brice Manufacturing Company, Inc. (collectively, the “Subsidiary Guarantors”) and HSBC Bank USA, National Association, a national banking corporation (as successor to HSBC Bank USA), as Trustee (the “Trustee”), under the Indenture dated as of February 28, 2002, among the Company, certain of the Subsidiary Guarantors and the Trustee, (as supplemented before the date hereof, the “Indenture”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.
W I T N E S S E T H:
     WHEREAS, the Company has issued its 8.00% Senior Subordinated Convertible PIK Notes due 2006 (the “Notes”) pursuant to the Indenture;
     WHEREAS, the Company has made an offer to Holders of the Notes (the “Early Conversion Offer”) for the early conversion of the Notes into Company common stock, as more particularly described in the Company’s Offering Circular dated August 17, 2005;
     WHEREAS, in connection with the Early Conversion Offer, the Company has requested that Holders of the Notes deliver their consents with respect to amendments of certain provisions of the Indenture;
     WHEREAS, Section 9.02 of the Indenture provides that, subject to certain restrictions, with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class, the Company, when authorized by a resolution of its Board of Directors, the Subsidiary Guarantors and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes;
     WHEREAS, the Holders of not less than a majority in principal amount of the Notes outstanding have duly consented to the proposed modifications set forth in this Supplemental Indenture in accordance with Section 9.02 of the Indenture;
     WHEREAS, in accordance with Section 9.02 of the Indenture, the Company has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) a copy of resolutions of the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company, authorizing the execution, delivery and performance of this Supplemental Indenture, and (ii) evidence of the written consent of the Holders referenced in the immediately preceding paragraph;

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture valid and binding have been complied with or have been done or performed; and
     NOW, THEREFORE, in consideration of the foregoing and notwithstanding any provision of the Indenture which, absent this Supplemental Indenture, might operate to limit such action, the parties hereto, intending to be legally bound hereby, agree as follows.
ARTICLE ONE
AMENDMENTS
     SECTION 1.01. Deleted Sections and Article. Subject to Section 2.01 hereof, the Indenture is hereby amended by deleting in their entireties the current texts of the provisions of Sections 3.09, 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15, 4.16, 4.17, 4.18, 5.01(a) — (b), 6.01(c) — (d), 6.03, and 11.04(b) — (d) and substituting for the texts of each of those provisions the words “This provision is intentionally omitted.” Effective as of the date hereof, none of the Company, the Subsidiary Guarantors, the Trustee or other parties to or beneficiaries of the Indenture shall have any rights, obligations or liabilities under such deleted Sections or Article and such Sections and Article shall not be considered in determining whether a Default or Event of Default has occurred or whether the Company or any of the Subsidiary Guarantors has observed, performed or complied with the provisions of the Indenture.
     SECTION 1.02. Deleted Definitions. Subject to Section 2.01 hereof, the Indenture is hereby amended by deleting any definitions from the Indenture with respect to which references would be eliminated as a result of the amendment of the Indenture pursuant to Section 1.01 hereof.
ARTICLE TWO
MISCELLANEOUS
     SECTION 2.01. Terms to Remain in Effect. Except as waived or amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the date of this Supplemental Indenture, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this Supplemental Indenture. On the date the tenders of Notes pursuant to the Early Conversion Offer are accepted for payment this Supplemental Indenture will become operative as of the date hereof.
     SECTION 2.02. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     SECTION 2.03. Execution in Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.
     SECTION 2.04. Trustee Not Liable. The recitals contained herein shall be taken as the statement of the Company, and the Trustee assumes no responsibility whatsoever for their correctness nor for the validity or sufficiency of this Supplemental Indenture or for the due execution hereof by the Company.
     SECTION 2.05. Trustee Entitled to Benefits. Subject to Article One hereof, in entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.
     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the date first written above.

TIMCO AVIATION SERVICES, INC., f/k/a AVIATION SALES COMPANY
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVIATION SALES DISTRIBUTION SERVICES COMPANY
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVIATION SALES LEASING COMPANY
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

TMAS/ASI, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVS/M-1, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVS/M-2, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVS/M-3, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVIATION SALES PROPERTY MANAGEMENT CORP.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

TIMCO ENGINE CENTER, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

WHITEHALL CORPORATION
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

TRIAD INTERNATIONAL MAINTENANCE CORPORATION
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVS/CAI, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AIRCRAFT INTERIOR DESIGN, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

HYDROSCIENCE, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

TIMCO ENGINEERED SYSTEMS, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

AVSRE, L.P.
By:	Aviation Sales Property Management Corp.,
its general partner

By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

BRICE MANUFACTURING COMPANY, INC.
By:	/s/ Roy T. Rimmer, Jr.
	Name:	Roy T. Rimmer, Jr.
	Title:	Chairman, CEO

HSBC BANK USA, NATIONAL ASSOCIATION (as successor to HSBC Bank USA) as Trustee
By:	/s/ Frank Godino
	Name:	Frank Godino
	Title:	Vice President